Exhibit 99.1

2.pngCMSCross Winds. Energy Park Jackson Gas Plant Consumers Smart Energy Program Investor Meeting April 14, 2014

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings. 1

Consumers Energy . . . . 2 •Fourth largest combination utility in the United States •1.8 million electric and 1.7 million gas customers •8,600 MW of owned and purchased generation capacity •312 TBtu of gas storage capacity •Premium regulatory environment Overview Territory . . . . one of largest investors and employers in Michigan Cross Winds. Energy Park Lake Winds . Energy Park

Mindset . . . . 3 . . . . drives consistent “real” EPS growth. . . . . $0.81 _ _ _ _ _ Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock 20¢ 36¢ 50¢ 66¢ 84¢ 96¢ $1.02 $0.90 $0.96 $1.08 $0.84 $1.21 $1.26 $1.36 $1.45 $1.55 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Future Dividend EPS Int’l Sale a 10-Year Actual 7% CAGR Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 60%-70% 32% 27% 14% 39% 80% Peers 4% $1.66 6% 5% - 7% 5% - 7% CMS Energy

Model Delivers . . . . 5 . . . . good, future return opportunity Above Average Return Average Return EPSa Growth vs Peers _ _ _ _ _ a Adjusted EPS (non-GAAP) Ten-Year Growth Future 7% 4% 5% 4% 5%-7% 6% CMS Peers CMS Peers 5%-7% Future Return •Attractive dividend yield 4% •62% payout ratio •EPS growth rate 5%-7% •Driven by $7 billion investment in regulated Utility over next five years Shareowner return 9%-11% MODEL . . . . 4 Investment •Ten year - $15 billion •Small, bite size projects •None “Bet The Company” Upside Catalysts A. Capex >$15 billion B. PPA’s expire = 2,000 MW C. Credit rating D. Sales E. Capacity price increases F. ROA elimination G. Continuous cost reductions Self-Imposed Limits •Sustainable base rates < 2% inflation •Investment “Needed Not Wanted” RESULTS Consistent Predictable . . . . benefits customers AND shareowners. . . . .

A. Visible, 10-Year INVESTMENT Plan . . . . 6 . . . . reflects catch-up needed to reduce cost and improve reliability. . . . . . 2013-2022 10-Year Plan Opportunity Level Opportunity Level $15 Billion $15 Billion $15 Billion $15 Billion $20 Billion $20 Billion Opportunity Amount (bils) Generation capacity •PPA replacement $1.7 •ROA return Higher renewables .3 Gas conversions & expansion 1.0 Electric reliability & transmission 2.0 Total Opportunities $5.0 X . . Rate Base 6% Customer base rates <2 >4

Visible Investment: Catch-Up . . . . 7 2013 Pct of Market Cap Cap Inv OCF Liquidity CMS 21% 20% 24% Peers 18 16 20  . . . .  . . . . creates unique opportunity; with OCF already stronger than peers. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Amount (bils) $1.8 CMS Peers _ _ _ _ _ Source: 10K; actual amounts through 2012 smoothed for illustration $1.5 RestructuringCatch Up

Visible Investments: Customer-Driven . . . . 8 Clean Power $2.5 Billion Reliability $4.0 Billion . . . . . . . . small and incremental with no big bets. Renewable energy New gas acquisition Main replacements Propane switching Pipeline replacements Gas distribution Electric reliability Consumers Smart Energy Electric distribution Capacity $1.5 Billion Infrastructure $4.5 Billion Environmental Gas conversions Ludington Pumped Storage

Visible Investment: Gas Infrastructure . . . . 9 . . . . accelerating investment opportunities. . . . . $1.4 $2.3 $2.6 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2008 - 2012 2013 - 2017 2018 - 2022 •#4 largest gas utility •27,000 miles of distribution mains •24,000 miles of service pipe •1,700 miles of transmission lines •312 TBtu gas storage Gas System Gas System Investment Investment Amount (bils) $

Visible Investment: Major Generation 10 Investing over $2 billion in generation over the next 5 years. Michigan.pngCross Winds Energy Park Jackson Plant Ludington Pumped Storage Plant Campbell Generating Plant Karn/Weadock Generating Complex Ludington.jpgGeneration Reliability $0.7 B Environmental Controls $1.0 B New Capacity $0.4 B Over 6 GWs of Generation Assets

Visible Investment: Renewable Energy . . . . •Michigan energy law requires: •10% renewables by 2015 •Purchase 50% and build 50% •Lake Winds®. Energy Park •100 MW, 56 Vestas turbines •Commercial operation – November 2012 •$235 million •Cross Winds®. Energy Park Phase I •105 MW, 62 GE turbines •Commercial operation – November 2014 •$255 million •Michigan energy law requires: •10% renewables by 2015 •Purchase 50% and build 50% •Lake Winds. Energy Park •100 MW, 56 Vestas turbines •Commercial operation – November 2012 •$235 million •Cross Winds. Energy Park Phase I •105 MW, 62 GE turbines •Commercial operation – November 2014 •$255 million 11 . . . . Michigan’s largest renewable energy supplier. . . . . Michigan’s largest renewable energy supplier.

Visible Investment: Rate Base Growth . . . . 12 . . . . drives EPS, cash flow, and dividend growth. . . . . $3 $4 $6 $11 $15 $19 0 5 10 15 $20 2013 2017 2022 Amount (bils) $ Gas Electric Base Rate Increases <2% <2% Capital Investment “Checklist” .Add Customer Value .Reduce O&M Costs .Reduce Fuel Costs .Mandated by State or Federal Regulators $8 $11 $13

C. Credit RATINGS . . . . 14 . . . . just upgraded, more ahead? . . . . •Consistent Performance •Less Risk •Customer Focus •Constructive Regulation •Good Energy Policy Reflects Present Prior 2002 Scale S&P / Fitch Moody’s S&P (March) Moody’s (January) Fitch (February) A+ A1 A A2 Consumers Secured A- A3 BBB+ Baa1 BBB Baa2 BBB- Baa3 BB+ Ba1 CMS Unsecured BBB Baa2 BBB- Baa3 BB+ Ba1 BB Ba2 BB- Ba3 B+ B1 B B2 B- B3 Outlook Positive Stable Stable B. Expiring PPA’S . . . . •Replace PPA contracts with owned generation •Provides incremental rate base (and earnings potential) with no impact to customer rates 13 . . . . will provide investment headroom. . . . . will provide investment headroom. 5,000 6,000 7,000 8,000 9,000 10,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2025 CE Portfolio Jackson Plant Capacity Shortfall Smart Energy, EO, Interruptibles Net Peak Demand Plus Reserves Total Peak Demand Plus Reserves Palisades PPA Termination (778 MW) MCV PPA Termination (1,240 MW) Planned Demand Reductions Jackson Plant Classic 7 Mothballed (950 MW) ? 0 MW Capacity Shortfall

D. Consumers SALES Growth . . . . 15 . . . . best economic indicators in State. . . . . Economic Indicators Electric Gas Combination Dart Container 2 MW Enbridge 28 MW Secant 7 MW Norplas 5 MW MACI 6 MW Examples of New Business Industrial Sales -5% 6% <1% -6% 2% 2008-2009 Recession 2010-2012 Recovery 2013-17 Plan Assumptions CMS U.S. Utilities Betz Industries 8 MW Magna-Cosma Casting 4 MW Eco-Bio Plastics 3 MW Grand Rapids Michigan U.S Unemployment December 2013 5.6% 8.4% 6.7% GDP (real) 2010 thru 2012 14 11 7 Population 2010 Census thru July 2012 2 0 2

E. CAPACITY Price Market Increases . . . . 16 . . . . could add value to the 700 MW “DIG” plant. . . . . $0.50 $4.50 $7.50 Capacity price < ($ kW per month) Today (mils) Future Scenarios (mils) $5 +$30 $55 $35 +$50 Opportunity

F. Retail Open Access Policy (ROA) . . . . •Governor wants affordable residential bills and competitive industrial rates •Eliminating ROA could: •Lower industrial rates by 10% or all customers by 4% •Policy has big impact on competitiveness •$150 million cost opportunity 17 . . . . change could allow for lower industrial rates. . . . . change could allow for lower industrial rates. 310 “ROA” Electric Customers 1.8 Million Consumers Energy Customers = 99.98% 1.8 Million Consumers Energy Customers = 99.98% 0.02%  Michigan's Energy Future . . . . Governor’s 2025 Energy Goals •Adaptability •Eliminate energy waste •Reduce coal, replace with renewables and gas •Reliability •Top quartile performance (SAIFI) •Top half performance (SAIDI) •Affordability •Residential bills below U.S. average •Competitive industrial rates •Environmental Protection •Reduce mercury, acid rain, particulates •Increase renewables 18 . . . . will continue to strengthen with sound policy and strong leadership. . . . . Regulatory Support (from the right) Michigan Governor Rick Snyder MPSC Chairman John Quackenbush Michigan Energy Office Director Steve Bakkal

The Governor on Retail Open Access. . . . 19 “Choice creates a lot of challenges and problems so I wouldn’t jump to say increasing choice is the answer. I’m concerned about people bouncing back and forth depending on what’s going on with rates, essentially trying to arbitrage markets.” Governor Rick Snyder Question: “You seem to agree with utilities’ argument on choice. Does that mean you will eliminate shopping altogether or keep the 10% cap in place?” . . . . choice is not the solution to industrial competitiveness. . . . . The Jackson City Council voted unanimously to pass a resolution opposing House Bill 5184.

G. Self-Initiated COST Control . . . . 20 . . . . . holds down rates and allows better system reliability. . . . . . Average Annual O&M Change -2% +2% -10% +1% 2006-2012 2012 2013 2014 2014-2018 Peers w/o Storm Changes Actual/Plan +6% Peers 2013 Reinvestment -8% -2% Major Storms -6% -3% Major 2013 Storms CMS Flat Average -3.7% Plan Conservatively

G. Continuous COST Reduction . . . . 21 . . . . . a way of life at CMS. Past Progress $100k Each $60k Each 7,600 1,000 600 7,200 2010 2012 Future Examples Future Examples Fuel Mix Benefits MW Employees 2016 Retire Coal - 900 - 300 2016 Add GCC + 540 + 20 Total -360 - 280 Future Savings (mils) $25 People Productivity = $64 million Headcount Future Annual Savings (mils) 2002-2012 Actions completed $25 2013 EGWP, OPEB & other 50 Future savings $75 Fuel and Benefits $100

Michigan Energy Law . . . . . Pre-2008 2008 Energy Law 2015 Improvements •Historical test year •No cap choice •12-18 months regulatory lag •10% renewables by 2015 •Energy efficiency standards •10% ROA cap •File-and- implement •Higher renewables •Continues energy efficiency •Additional regulatory improvements •Eliminate ROA? 22 . . . . . has the potential to be even better! . . . . . More capex Faster, smoother

6 10 18 10 5 5 4 3 2 1 Constructive Regulation . . . . 23 . . . . strong law on the books supported by a quality commission. . . . . Commission John Quackenbush (R), Chairman Term Ends: July 2, 2017 Sally Talberg (I) Term Ends: July 2, 2019 Greg White (I) Term Ends: July 2, 2015 Tier 1 State Ranking Tier 1 State Ranking Barclays Research Michigan

Customer Rates – Working With MPSC To Be . . . . 24 . . . . affordable and sustainable. . . . .  ~1% ~1% Electric Gas 2% Inflation a Includes surcharges 2013-2017 Annual Average Base Rate Increasesa Cost Reductions Eliminate 2014 base rate increases: •Electric •Gas .Eliminated renewable surcharge .Eliminated rate skewing .Lowered summer block rates

CMS Mindset . . . . 25 . . . . deliver for customers AND investors. . . . . 2013 Cold Winter & Cost Savings $1.66 +7% Guidance 2012 Warm Winter 2012 Cost Saving 2012 Hot Summer Reinvested earlier 2014 Cold Winter 2013 Mild Summer Icy Late December O&M B/(W) Than Forecast (mils) •Storm(total $50 M) $(37) •Insurance 16 •Lower contributions 9 •Sales-weather 12 Total $ 0 Reinvestment (January-October) Amount (mils) Improve gas reliability $16 Improve electric reliability 14 Accelerate generation maintenance 7 Prefund pension & storm response 21 Total $58

Operating Cash Flow Growth . . . . 26 (0.5) 0.0 0.5 1.0 1.5 2.0 2.5 2012 2013 2014 2015 2016 2017 2018 Amount (bils) $ Investment Cash flow before dividend Wide upward diagonal_ _ _ _ _ a Non-GAAP NOLs & Credits $0.7 $0.6 $0.4 $0.5 $0.4 $0.2 $0.1 Wide upward diagonalGross operating cash flowa up $0.1 billion per year . . . . self-funds investment and strategy. . . . . self-funds investment and strategy. Up $0.5 Billion $2.1 Interest Working capital and taxes $1.6 $1.9 $2.0 $1.7 $1.8 $1.45 $2.2 $1.4 $1.5

Key Takeaways . . . . 27 . . . . distinguish CMS favorably with customers and owners. . . . . distinguish CMS favorably with customers and owners. _ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 EPS a “Real” Growth $2.00 Core Fundamentals .Visible Investment .Cost Controls .Plan Conservatively .Supportive Regulatory .Catalysts Upside Core Fundamentals . Visible Investment . Cost Controls . Plan Conservatively . Supportive Regulatory . Catalysts Upside Target 5% - 7% Actual = 7% +11% Target 6% - 8% Actual EPS = 8% +7% +12% +12% +4% +7% +7% +7% +8% 7% 5% 7% 5% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Beyond

Appendix

Capital Expenditures 29 201320142015201620172018Total(mils)(mils)(mils)(mils)(mils)(mils)(mils) ElectricDistribution199$ 190$ 197$ 202$ 211$ 208$ 1,008$ Generation89 96 93 88 60 155 492 New Customers48 47 38 39 38 34 196 Other96 102 81 82 84 61 410 Electric Base Capital432$ 435$ 409$ 411$ 393$ 458$ 2,106$ GasDistribution177$ 152$ 181$ 177$ 193$ 212$ 915$ New Customers45 45 40 36 36 35 192 Other88 60 53 53 49 44 259 - Gas Base Capital310$ 257$ 274$ 266$ 278$ 291$ 1,366$ Total Base Capital742$ 692$ 683$ 677$ 671$ 749$ 3,472$ Investment ChoicesEnvironmental292$ 280$ 200$ 122$ 114$ 111$ 827$ Electric Reliability102 156 208 108 129 133 734 Gas Infrastructure117 182 198 178 202 211 971 New Gas Plant Capacity- - - 155 10 100 265 Renewables83 163 9 - - - 172 Consumers Smart Energy66 84 134 175 120 - 513 Ludington Hydro & other62 90 55 58 56 145 404 Total Choices722$ 955$ 804$ 796$ 631$ 700$ 3,886$ Total Utility1,464$ 1,647$ 1,487$ 1,473$ 1,302$ 1,449$ 7,358$ 2014-2018 Plan GAAP Reconciliation GAAP Reconciliation 30

20032004200520062007200820092010201120122013Reported earnings (loss) per share - GAAP($0.30)$0.64($0.44)($0.41)($1.02)$1.20$0.91$1.28$1.58$1.42$tax items: Electric and gas utility0.21(0.39)- - (0.07)0.050.330.03- 0.17- Enterprises0.740.620.04(0.02)1.25(0.02)0.09(0.03)(0.11)(0.01)* Corporate interest and other0.16(0.03)0.040.27(0.32)(0.02)0.01*(0.01)** Discontinued operations (income) loss(0.16)0.02(0.07)(0.03)0.40(*)(0.08)0.08(0.01)(0.03)* Asset impairment charges, net- - 1.820.760.60- - - - - Cumulative accounting changes0.160.01- - - - - - - - Adjusted earnings per share, including MTM - non-GAAP$0.81$0.87$1.39$0.57$0.84$1.21(a)$1.26$1.36$1.45$1.55$to-market impacts0.03(0.43)0.51Adjusted earnings per share, excluding MTM - non-GAAPNA$0.90$0.96$1.08NANANANANANANA*Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock. Earnings Per Share By Year GAAP Reconciliation(Unaudited) 31 2012201320142015201620172018Consumers Operating Income + Depreciation & Amortization1,635$ (a)1,740$ 1,800$ 1,876$ Enterprises Project Cash Flows17 16 25 30 Gross Operating Cash Flow1,652$ 1,756$ 1,825$ 1,906$ (411) (335) (375) (356) Net cash provided by operating activities1,241$ 1,421$ 1,450$ 1,550$ (a) excludes $(59) million 2012 disallowance related to electric decouplingCMS EnergyReconciliation of Gross Operating Cash Flow to GAAP Operating Activities(unaudited) (mils) Other operating activities including taxes, interest payments and working capital 32

Appendix

Capital Expenditures

CMS ENERGY

	2013 (mils)	2014 (mils)	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	Total (mils)
		2014-2018 Plan					
Electric							
Distribution	$ 199	$ 190	$ 197	$ 202	$ 211	$ 208	$ 1,008
Generation	89	96	93	88	60	155	492
New Customers	48	47	38	39	38	34	196
Other	96	102	81	82	84	61	410
Electric Base Capital	$ 432	$ 435	$ 409	$ 411	$ 393	$ 458	$ 2,106
Gas							
Distribution	$ 177	$ 152	$ 181	$ 177	$ 193	$ 212	$ 915
New Customers	45	45	40	36	36	35	192
Other	88	60	53	53	49	44	259
Gas Base Capital	$ 310	$ 257	$ 274	$ 266	$ 278	$ 291	$ 1,366
Total Base Capital	$ 742	$ 692	$ 683	$ 677	$ 671	$ 749	$ 3,472
Investment Choices							
Environmental	$ 292	$ 280	$ 200	$ 122	$ 114	$ 111	$ 827
Electric Reliability	102	156	208	108	129	133	734
Gas Infrastructure	117	182	198	178	202	211	971
New Gas Plant Capacity	-	-	-	155	10	100	265
Renewables	83	163	9	-	-	-	172
Consumers Smart Energy	66	84	134	175	120	-	513
Ludington Hydro & other	62	90	55	58	56	145	404
Total Choices	$ 722	$ 955	$ 804	$ 796	$ 631	$ 700	$ 3,886
Total Utility	$ 1,464	$ 1,647	$ 1,487	$ 1,473	$ 1,302	$ 1,449	$ 7,358

29

GAAP Reconciliation

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Reported earnings (loss) per share - GAAP($0.30)$0.64($0.44)($0.41)($1.02)$1.20$0.91$1.28$1.58$1.42$1.66 After tax items: Electric and gas utility0.21(0.39)- - (0.07)0.050.330.03- 0.17- Enterprises0.740.620.04(0.02)1.25(0.02)0.09(0.03)(0.11)(0.01)* Corporate interest and other0.16(0.03)0.040.27(0.32)(0.02)0.01*(0.01)** Discontinued operations (income) loss(0.16)0.02(0.07)(0.03)0.40(*)(0.08)0.08(0.01)(0.03)* Asset impairment charges, net- - 1.820.760.60- - - - - Cumulative accounting changes0.160.01- - - - - - - - Adjusted earnings per share, including MTM - non-GAAP$0.81$0.87$1.39$0.57$0.84$1.21(a)$1.26$1.36$1.45$1.55$1.66 Market-to-market impacts0.03(0.43)0.51Adjusted earnings per share, excluding MTM - non-GAAPNA$0.90$0.96$1.08NANANANANANANA*Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock. Earnings Per Share By Year GAAP Reconciliation(Unaudited) 31

2012201320142015201620172018Consumers Operating Income + Depreciation & Amortization1,635$ (a)1,740$ 1,800$ 1,876$ Enterprises Project Cash Flows17 16 25 30 Gross Operating Cash Flow1,652$ 1,756$ 1,825$ 1,906$ (411) (335) (375) (356) Net cash provided by operating activities1,241$ 1,421$ 1,450$ 1,550$ (a) excludes $(59) million 2012 disallowance related to electric decouplingCMS EnergyReconciliation of Gross Operating Cash Flow to GAAP Operating Activities(unaudited) (mils) Other operating activities including taxes, interest payments and working capital 32 $1,952 28 $1,980 (730) $1,250 $2,054 35 $2,089 (739) $1,350 $2,162 36 $2,198 (748) $1,450)